EXHIBIT 99.1

News Release

National Penn Bancshares, Inc. Reports
First Quarter 2011 Results

•	Continued profitability enhancement
•      Net income increases to 10 cents per share
•      Adjusted net income increases to 11 cents per share1
•	Net interest margin expands
•	Effective expense management continues

•	Asset quality improved for 5th consecutive quarter
•	Quarterly loan loss provision declines 43% to $10 million
•	Classified loans, non-performing loans and charge-offs continue to decline
•	Loan loss reserve to non-performing loans increases to 181%

•	Balance sheet strength further enhanced
•	$150 million total investment by Warburg Pincus LLC completed
•	TARP Capital Purchase Program investment repaid in full
•	TARP warrant repurchased

BOYERTOWN, PA., April 21, 2011 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $15.6 million, or $0.10 per diluted common share, for the first quarter of 2011 compared to $6.6 million, or $0.05 per diluted common share, for the fourth quarter of 2010.  For the first quarter of 2010, net income available to common shareholders totaled $1.9 million or $0.02 per diluted common share.  On an adjusted basis1, net income for the quarter ended March 31, 2011 totaled $17.1 million, or $0.11 per diluted common share, which represents an increase of 27% from the fourth quarter of 2010.  First quarter 2011 adjusted net income¹ excludes the impact of $1.5 million of accelerated accretion due to the March 16, 2011 redemption of all preferred stock issued to the U.S. Treasury under its TARP Capital Purchase Program.

“Our increasing profitability in the quarter is indicative of the strength of our balance sheet, strong core fundamentals and improving asset quality” said Scott V. Fainor, president and CEO of National Penn. “The first quarter of 2011 also marked the achievement of two key strategic objectives - the completion of the $150 million investment in our Company by Warburg Pincus LLC and the repayment in full of the U.S. Treasury’s preferred stock investment.  Additionally, on April 13, 2011 we repurchased the associated warrant, ending our participation in the TARP program.”

Asset quality trends continued to improve for the fifth consecutive quarter, resulting in a decline in the provision for loan and lease losses to $10.0 million for the first quarter of 2011 from $17.5 million for the fourth quarter of 2010.  Non-performing loans, classified loans and net charge-offs declined by 6%, 9%, and 15%, respectively.  Despite a reduction in the provision for loan losses in the quarter, the loan loss reserve to non-performing loans remained a strong 181% at March 31, 2011.

Solid core operating performance resulted in an increase in the net interest margin to 3.58% for the first quarter of 2011 from 3.43% for the fourth quarter 2010.  Contributing to the margin expansion was a continued shift in the deposit mix toward core deposits, which increased to 69% of total deposits as of March 31, 2011 from 64% as of March 31, 2010.  Relatively higher-cost certificates of deposit and FHLB advances declined by $107 million and $76 million, respectively, in the first quarter 2011 from fourth quarter 2010.  The cost of total interest-bearing deposits declined to 0.90% from 0.97% during this same period.  Expenses in the first quarter 2011 continued to be well-controlled.

Loans to new and existing customers were approximately $206 million during the first quarter of 2011.  While runoff within the portfolio has begun to slow, total loans and leases declined to $5.2 billion as of March 31, 2011, as a result of on-going challenges in the regional economy.

Capital levels were further strengthened during the first quarter 2011 resulting in a tangible common equity to tangible assets ratio of 9.9%1 and a total capital ratio of 16.9%.

National Penn’s Board of Directors approved a second quarter cash dividend of $0.01 per share, payable on May 17, 2011 to shareholders of record on May 7, 2011, consistent with the $0.01 per share paid in the previous quarter.

Scott V. Fainor stated, “While the economy is gaining traction, it is uneven throughout our marketplace. However, with the strength of our balance sheet, including our solid capital and reserve levels, we are well-positioned to continue to build on our profitability in future quarters.  We remain on the offense and are focused on positioning National Penn to take advantage of opportunities that present themselves.”

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $9 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn operates 123 branch banking offices, comprising 122 branches in Pennsylvania and one office in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions.

National Penn’s financial services affiliates consist of National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.

•
Adjusted net income excludes the effects of certain gains and losses, adjusted for applicable taxes. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the recently passed Dodd-Frank Act and regulations to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares (NPBC) for 3/31/2011

Financial Highlights
Unaudited, numbers in thousands except share and per share data

	3/31/2011	12/31/2010	% Change
SUMMARY BALANCE SHEET
Total assets	$8,543,267	$8,844,620	-3.41%
Investment securities and other securities	2,235,777	2,259,690	-1.06%
Total loans and leases	5,245,146	5,326,723	-1.53%
Deposits	5,933,016	6,059,173	-2.08%
Borrowings	1,472,987	1,590,996	-7.42%
Shareholders' equity	1,097,609	1,137,437	-3.50%
Tangible book value per common share	$5.40	$5.18	4.25%
Tangible common equity / tangible assets	9.91%	8.27%

	Three Months Ended
	3/31/2011	12/31/2010	3/31/2010
EARNINGS
Total interest income	$89,358	$93,745	$98,837
Total interest expense	23,388	26,104	31,578
Net interest income	65,970	67,641	67,259
Provision for loan and lease losses	10,000	17,500	32,500
Net interest income after provision
for loan and lease losses	55,970	50,141	34,759
Net (losses) gains from fair value changes of subordinated debentures	(51)	(2,049)	(7,261)
Other non-interest income	24,235	25,707	29,835
Other non-interest expense	56,837	59,493	57,657
Income (loss) before income taxes	23,317	14,306	(324)
Income tax expense (benefit)	4,537	5,664	(4,250)
Net income (loss)	18,780	8,642	3,926
Preferred dividends and accretion of preferred discount	(1,691)	(2,005)	(2,005)
Accelerated accretion from redemption of preferred stock	(1,452)	-	-
Net income (loss) available to common shareholders	$15,637	$6,637	$1,921

PERFORMANCE RATIOS
Net interest margin	3.58%	3.43%	3.44%
Return on average assets	0.73%	0.29%	0.08%
Return on average assets (pre-TARP)	0.88%	0.38%	0.17%
Return on average total shareholders' equity	6.39%	3.00%	1.48%
Return on average tangible common equity (1)	8.03%	3.76%	1.27%

PER SHARE
Basic earnings (loss) available to common shareholders	$0.10	$0.05	$0.02
Diluted earnings (loss) available to common shareholders	0.10	0.05	0.02
Dividends per common share	0.01	0.01	0.01
Average shares - basic	150,461,063	134,380,086	125,875,061
Average shares - diluted	150,765,883	134,471,788	126,039,112

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES	Three Months Ended
	3/31/2011	12/31/2010	3/31/2010
Return on average tangible common equity
Return on average shareholders' equity	6.39%	3.00%	1.48%
Effect of preferred equity	-0.46%	-0.35%	-0.64%
Effect of goodwill and intangibles	2.10%	1.11%	0.43%
Return on average tangible common equity	8.03%	3.76%	1.27%
Average tangible equity:
Average shareholders' equity	$1,191,080	$1,141,979	$1,075,052
Average preferred equity	(122,095)	(148,377)	(147,990)
Average goodwill and intangibles	(279,627)	(292,855)	(311,784)
Average total tangible common equity	$789,358	$700,747	$615,278

Adjusted net income reconciliation
Net income (loss) available to common shareholders	$15,637	$6,637	$1,921
After tax gain on pension plan curtailment	-	-	(2,643)
After tax unrealized fair market value loss (gain) on
subordinated debentures	-	1,332	4,720
Accelerated accretion from redemption of preferred stock	1,452	-	-
Tax expense from sale of Christiana	-	5,486	-
Adjusted net income available to common shareholders	$17,089	$13,455	$3,998

Earnings per share
Net income (loss) available to common shareholders	$0.10	$0.05	$0.02
After tax gain on pension plan curtailment	-	-	(0.02)
After tax unrealized fair market value loss (gain) on
subordinated debentures	-	0.01	0.03
Accelerated accretion from redemption of preferred stock	0.01	-	-
Tax expense from sale of Christiana	-	0.04	-
Adjusted net income available to common shareholders	$0.11	$0.10	$0.03

(a) Changes greater than 100% are expressed as not meaningful or "NM"

Financial Update for National Penn Bancshares (NPBC) for 3/31/2011

Unaudited, numbers in thousands except share and per share data	As of
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
BALANCE SHEET - ASSETS
Cash and due from banks	$113,031	$90,283	$103,279	$106,059	$103,666
Interest-earning deposits with banks	392,337	612,099	609,733	496,282	239,757
Total cash and cash equivalents	505,368	702,382	713,012	602,341	343,423

Investment securities available for sale, at fair value	1,622,395	1,632,118	1,603,849	1,554,349	1,569,062
Investment securities held to maturity	535,488	546,957	567,740	579,572	591,315
Other securities	77,894	80,615	83,676	83,676	83,676
Loans held for sale	5,561	12,785	30,081	15,944	6,561

Loans and leases	5,239,585	5,313,938	5,611,749	5,740,291	5,908,658
Allowance for loan and lease losses	(142,960)	(150,054)	(153,475)	(154,039)	(153,850)
Loans and leases, net	5,096,625	5,163,884	5,458,274	5,586,252	5,754,808

Premises and equipment, net	103,771	105,483	108,496	109,792	112,376
Accrued interest receivable	34,264	33,829	36,127	35,745	37,175
Bank owned life insurance, redeemed but not settled	-	-	64,387	64,387	-
Bank owned life insurance	135,373	134,154	136,093	134,925	198,392
Other real estate owned and other repossessed assets	7,653	7,453	7,818	8,974	2,386
Goodwill	258,279	258,279	273,468	273,468	281,718
Other intangible assets, net	20,530	22,217	25,587	27,360	29,130
Unconsolidated investments under the equity method	12,211	11,482	12,428	12,736	12,842
Other assets	127,855	132,982	127,193	132,606	148,897
TOTAL ASSETS	$8,543,267	$8,844,620	$9,248,229	$9,222,127	$9,171,761

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$834,321	$808,835	$815,193	$834,297	$800,467
Interest bearing deposits	5,098,695	5,250,338	5,690,284	5,661,908	5,610,897
Total deposits	5,933,016	6,059,173	6,505,477	6,496,205	6,411,364

Securities sold under repurchase agreements	696,256	734,455	752,428	752,314	758,828
Short-term borrowings	6,184	10,000	6,974	7,000	7,165
Federal Home Loan Bank advances	627,716	703,761	705,278	706,784	743,781
Subordinated debentures	142,831	142,780	140,731	138,125	139,668
Accrued interest payable and other liabilities	39,655	57,014	45,323	44,811	40,167
TOTAL LIABILITIES	7,445,658	7,707,183	8,156,211	8,145,239	8,100,973

BALANCE SHEET - SHAREHOLDERS' EQUITY
Preferred stock	-	148,441	148,310	148,180	148,050
Common stock	1,379,014	1,292,342	1,227,639	1,227,354	1,226,481
Retained deficit	(279,817)	(293,940)	(299,209)	(308,252)	(301,459)
Accumulated other comprehensive income/(loss)	(1,588)	(9,406)	15,278	9,606	(2,284)
TOTAL SHAREHOLDERS' EQUITY	1,097,609	1,137,437	1,092,018	1,076,888	1,070,788

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,543,267	$8,844,620	$9,248,229	$9,222,127	$9,171,761

COMMON SHARE AND PER SHARE DATA
Book Value	$7.24	$7.23	$7.48	$7.37	$7.32
Tangible Book Value (2)	$5.40	$5.18	$5.11	$4.98	$4.86
Dividends	$0.01	$0.01	$0.01	$0.01	$0.01
Shares Outstanding (end of period, net of treasury)	151,506,511	136,792,414	126,115,073	126,064,075	126,004,409

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,097,609	$1,137,437	$1,092,018	$1,076,888	$1,070,788
Total preferred shareholders' equity	-	(148,441)	(148,310)	(148,180)	(148,050)
Goodwill and intangibles	(278,809)	(280,496)	(299,055)	(300,828)	(310,848)
Tangible common equity	$818,800	$708,500	$644,653	$627,880	$611,890
Common shares outstanding	151,506,511	136,792,414	126,115,073	126,064,075	126,004,409
Tangible book value per share	$5.40	$5.18	$5.11	$4.98	$4.86

Financial Update for National Penn Bancshares (NPBC) for 3/31/2011

Unaudited, numbers in thousands except share and per share data	For the Quarter Ended
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
INTEREST INCOME
Loans and leases, including fees	$69,228	$73,496	$76,227	$77,830	$78,654
Investment securities
Taxable	11,357	11,272	11,157	11,457	11,098
Tax-exempt	8,493	8,569	8,697	8,803	8,838
Federal funds sold and deposits in banks	280	408	279	218	247
Total interest income	89,358	93,745	96,360	98,308	98,837
INTEREST EXPENSE
Deposits	11,407	13,411	15,773	16,464	18,281
Securities sold under repurchase agreements	2,395	2,567	2,757	2,808	2,874
FHLB advances and subordinated debentures	9,586	10,126	10,140	10,393	10,423
Total interest expense	23,388	26,104	28,670	29,665	31,578
Net interest income	65,970	67,641	67,690	68,643	67,259
Provision for loan and lease losses	10,000	17,500	20,000	25,000	32,500
Net interest income after provision for loan and lease losses	55,970	50,141	47,690	43,643	34,759
NON-INTEREST INCOME
Wealth management income	5,924	6,917	6,997	7,238	7,101
Service charges on deposit accounts	4,664	5,358	5,419	5,446	5,341
Insurance commissions and fees	3,221	3,423	3,499	3,639	3,771
Cash management and electronic banking fees	4,371	4,584	4,548	4,614	4,158
Mortgage banking income	1,080	2,590	2,424	1,231	1,153
Bank owned life insurance income	1,220	1,501	1,168	1,280	1,983
Equity in undistributed net earnings of unconsolidated investments	1,700	140	(41)	537	163
Gain on pension plan curtailment	-	-	-	-	4,066
Other operating income	2,055	1,638	2,381	2,771	2,733
Net (losses) gains from fair value changes of subordinated debentures	(51)	(2,049)	(2,606)	1,543	(7,261)
Net gains (losses) on sales of investment securities	-	-	-	214	-
Impairment losses on investment securities:
Impairment losses on investment securities	-	(444)	(312)	-	(634)
Non credit-related losses on securities not expected to be sold recognized
in other comprehensive loss before tax	-	-	-	-	-
Net impairment losses on investment securities	-	(444)	(312)	-	(634)
Total non-interest income (loss)	24,184	23,658	23,477	28,513	22,574
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	31,449	31,499	31,544	30,999	29,429
Net premises and equipment	7,272	7,460	7,256	7,209	7,998
Goodwill impairment	-	-	-	8,250	-
FDIC insurance	3,457	3,411	3,641	4,056	4,097
Other operating expenses	14,659	17,123	15,524	16,049	16,133
Total non-interest expense	56,837	59,493	57,965	66,563	57,657
Income (loss) before income taxes	23,317	14,306	13,202	5,593	(324)
Income tax expense (benefit)	4,537	5,664	895	9,132	(4,250)
NET INCOME (LOSS)	18,780	8,642	12,307	(3,539)	3,926
Preferred dividends and accretion of preferred discount	(1,691)	(2,005)	(2,006)	(2,005)	(2,005)
Accelerated accretion from redemption of preferred stock	(1,452)	-	-	-	-
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$15,637	$6,637	$10,301	$(5,544)	$1,921

PER SHARE OF COMMON STOCK
Basic earnings (loss) available to common shareholders	$0.10	$0.05	$0.08	$(0.04)	$0.02
Diluted earnings (loss) available to common shareholders	$0.10	$0.05	$0.08	$(0.04)	$0.02
Average Shares Basic	150,461,063	134,380,086	126,102,037	126,045,667	125,875,061
Average Shares Diluted	150,765,883	134,471,788	126,255,249	126,045,667	126,039,112

SUPPLEMENTAL DATA (annualized, average) (b)
Return on Assets	0.88%	0.38%	0.53%	NM	0.17%
Return on Total Equity	6.39%	3.00%	4.50%	NM	1.48%
Return on Common Equity	5.93%	2.65%	4.36%	NM	0.84%
Return on Tangible Common Equity (1)	8.03%	3.76%	6.42%	NM	1.27%
Efficiency Ratio (3)	59.61%	60.36%	58.51%	57.72%	58.54%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$56,837	$59,493	$57,965	$66,563	$57,657
Less:
Goodwill impairment	-	-	-	8,250	-
Operating expenses	$56,837	$59,493	$57,965	$58,313	$57,657

Net interest income (taxable equivalent)	$71,112	$72,849	$72,985	$74,055	$72,727

Non-interest income (loss)	24,184	23,658	23,477	28,513	22,574
Less:
Gain on pension plan curtailment	-	-	-	-	4,066
Net (losses) gains from fair value changes	(51)	(2,049)	(2,606)	1,543	(7,261)
Adjusted revenue	$95,347	$98,556	$99,068	$101,025	$98,496

Efficiency Ratio	59.61%	60.36%	58.51%	57.72%	58.54%

(b) Ratios less than 0% are expressed as not meaningful or "NM"

Financial Update for National Penn Bancshares (NPBC) for 3/31/2011

Unaudited, numbers in thousands except share and per share data
	As of and for the Quarter Ended
CHARGE-OFFS	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Loan Charge-offs	$18,753	$22,456	$23,306	$27,316	$27,482
Recoveries on Loans	(1,659)	(2,443)	(2,742)	(2,505)	(2,561)
Net Loan Charge-offs	$17,094	$20,013	$20,564	$24,811	$24,921
Net Loan Charge-offs to Average Loans (annualized)	1.31%	1.44%	1.43%	1.70%	1.69%

NET CHARGE OFF DETAIL
Commercial and Industrial Loans and Leases	$9,319	$7,363	$2,166	$8,613	$2,261

Commercial Real Estate-Permanent	3,946	2,903	1,655	1,509	359
Commercial Real Estate-Construction	873	1,973	12,899	6,327	18,426
Total Commercial Real Estate Loans	4,819	4,876	14,554	7,836	18,785

Residential Mortgages	1,643	5,620	1,467	5,367	2,701
Home Equity Lines and Loans	1,158	1,280	935	658	466
All other Consumer Loans	155	874	1,442	2,337	708
Total Consumer Loans	2,956	7,774	3,844	8,362	3,875

Net Loans Charged-off	$17,094	$20,013	$20,564	$24,811	$24,921

	As of
ASSET QUALITY AND OTHER DATA	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Non-Accrual Commercial and Industrial Loans and Leases	$34,122	$34,870	$29,878	$33,923	$38,675

Non-Accrual Commercial Real Estate-Permanent	15,407	17,820	15,510	12,700	13,361
Non-Accrual Commercial Real Estate-Construction	18,012	19,393	29,866	34,281	40,622
Total Non-Accrual Commercial Real Estate Loans	33,419	37,213	45,376	46,981	53,983

Non-Accrual Residential Mortgages	5,303	5,801	4,543	3,743	11,715
Non-Accrual Home Equity Lines and Loans	1,965	2,133	2,008	1,757	2,197
All other Non-Accrual Consumer Loans	1,810	2,094	1,845	2,471	4,494
Total Non-Accrual Consumer Loans	9,078	10,028	8,396	7,971	18,406

Total Non-Accrual Loans	76,619	82,111	83,650	88,875	111,064

Restructured Loans	351	-	8,544	7,324	6,653
Loans 90+ Days Past Due & Still Accruing	2,183	1,753	2,237	2,997	2,651
Total Non-performing Loans	79,153	83,864	94,431	99,196	120,368

Other Real Estate Owned & Repossessed Assets	7,653	7,453	7,818	8,974	2,386
Total Non-performing Assets	$86,806	$91,317	$102,249	$108,170	$122,754

Allowance for Loan and Lease Losses	$142,960	$150,054	$153,475	$154,039	$153,850
Allowance for Loan and Lease Losses/Non-Performing Loans	180.6%	178.9%	162.5%	155.3%	127.8%
Allowance for Loan and Lease Losses/Non-Performing Assets	164.7%	164.3%	150.1%	142.4%	125.3%
Provision/Charge-Offs, net	58.5%	87.4%	97.3%	100.8%	130.4%
Classified Loans	$438,275	$479,336	$498,631	$512,628	$532,048
Classified Loans/Total Loans	8.36%	9.00%	8.84%	8.91%	8.99%
Delinquent Loans	$25,342	$27,807	$33,676	$33,171	$31,891
Delinquent Loans/Total Loans	0.48%	0.52%	0.60%	0.58%	0.54%

	As of
REGULATORY CAPITAL DATA	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Tier 1 Capital	$889,473	$924,143	$850,185	$833,526	$810,119
Tier 1 Leverage Ratio	10.66%	10.59%	9.67%	9.41%	9.06%
Tier 1 Ratio (%)	15.66%	16.12%	14.00%	13.64%	12.88%
Total Capital	$960,459	$996,288	$926,499	$910,857	$889,675
Total Capital Ratio (%)	16.91%	17.38%	15.26%	14.91%	14.15%
Total Risk-Weighted Assets	$5,679,122	$5,732,730	$6,070,678	$6,109,763	$6,289,618

Financial Update for National Penn Bancshares (NPBC) for 3/31/2011

Unaudited, numbers in thousands except share and per share data
	As of
PERIOD END BALANCES:	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$808,118	$804,602	$878,790	$925,661	$972,132
Commercial Real Estate (4)	1,749,215	1,740,029	1,810,442	1,804,073	1,852,838
Residential Mortgage	1,295,014	1,294,751	1,381,117	1,412,218	1,398,640
Real Estate Construction and Land Development	270,584	339,242	375,341	404,292	463,833
Home Equity	738,629	755,829	792,496	800,378	800,394
Consumer	228,904	236,107	244,878	247,113	251,611
Other Loans	154,682	156,163	158,766	162,500	175,771
Total Loans	5,245,146	5,326,723	5,641,830	5,756,235	5,915,219

Allowance for Loan and Lease Losses/Total Loans and Leases	2.73%	2.82%	2.72%	2.68%	2.60%

Investment Securities and Other Securities	2,235,777	2,259,690	2,255,265	2,217,597	2,244,053
Other Earning Assets	392,337	612,099	609,733	496,282	239,757
Total Earning Assets (net of loan loss reserve)	$7,730,300	$8,048,458	$8,353,353	$8,316,075	$8,245,178
(4) Includes owner occupied

Loan Breakdown: (Internal)
Commercial & Industrial Loans and Leases
Business Purpose, Real Estate secured	$896,521	$948,506	$987,551	$991,075	$1,024,362
Business Purpose, not secured by Real Estate	888,249	886,692	953,645	1,005,189	1,075,058
Owner Occupied Commercial Real Estate
- Permanent	578,332	552,129	556,738	556,201	570,659
- Construction / Development	38,775	37,196	38,902	38,858	42,122
Leasing	9,054	10,437	12,230	13,810	15,942
Total Commercial & Industrial Loans & Leases	2,410,931	2,434,960	2,549,066	2,605,133	2,728,143

Commercial Real Estate
Non Owner Occupied
- Permanent	819,875	768,988	855,777	868,405	865,003
- Construction / Development	206,924	281,056	312,086	335,799	365,641
Total Commercial Real Estate	1,026,799	1,050,044	1,167,863	1,204,204	1,230,644

Residential Mortgage (personal purpose)
Permanent	742,423	758,301	795,420	813,042	822,373
Construction	4,505	7,113	9,966	10,925	10,486
Total Residential Mortgages	746,928	765,414	805,386	823,967	832,859

Consumer Loans
Home Equity Loans and Direct Installment Loans	415,599	423,755	446,866	458,803	466,611
Home Equity Lines of Credit	325,186	321,369	332,074	317,469	303,246
Total Home Equity Lines and Loans	740,785	745,124	778,940	776,272	769,857

Private Banking Credit Lines	139,721	150,811	159,991	163,526	167,954
Indirect Vehicle Loans	121,014	131,416	133,297	136,177	138,536
Other	58,968	48,954	47,287	46,956	47,226
All Other Consumer Loans	319,703	331,181	340,575	346,659	353,716
Total Consumer Loans	1,060,488	1,076,305	1,119,515	1,122,931	1,123,573

Total Loans	$5,245,146	$5,326,723	$5,641,830	$5,756,235	$5,915,219

Deposit Breakdown:
Savings	$457,395	$438,879	$430,806	$455,061	$433,669
NOW Accounts	1,128,644	1,181,850	1,294,582	1,130,026	1,114,539
Money Market Accounts	1,655,115	1,664,620	1,714,771	1,763,631	1,724,852
CDs $100k or less	1,433,808	1,378,060	1,512,573	1,543,947	1,565,238
CDs greater than $100k	423,733	586,929	737,552	769,243	772,599
Total Interest Bearing Deposits	5,098,695	5,250,338	5,690,284	5,661,908	5,610,897
Borrowings	1,472,987	1,590,996	1,605,411	1,604,223	1,649,442
Total Interest Bearing Liabilities	$6,571,682	$6,841,334	$7,295,695	$7,266,131	$7,260,339

Financial Update for National Penn Bancshares (NPBC) for 3/31/2011

Unaudited, numbers in thousands except share and per share data
	Quarterly, as of
	3/31/2011		12/31/2010		9/30/2010		6/30/2010		3/31/2010
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total Loans	$5,311,204	5.34%	$5,506,513	5.35%	$5,703,685	5.35%	$5,856,738	5.39%	$5,985,554	5.39%
Investment Securities	2,245,416	4.39%	2,274,090	4.24%	2,227,732	4.34%	2,248,560	4.43%	2,184,886	4.56%
Interest Earning Deposits and
Fed Funds Sold	508,684	0.22%	642,204	0.25%	535,446	0.21%	388,434	0.23%	411,100	0.24%

Total Earning Assets	8,065,304	4.75%	8,422,807	4.66%	8,466,862	4.76%	8,493,732	4.90%	8,581,540	4.93%
Total Assets	8,701,649	4.16%	9,122,895	4.30%	9,197,254	4.39%	9,228,295	4.51%	9,337,334	4.53%

Savings	442,830	0.19%	435,069	0.20%	445,327	0.27%	446,347	0.29%	421,503	0.33%
NOW Accounts	1,148,991	0.22%	1,265,646	0.23%	1,203,831	0.28%	1,156,191	0.35%	1,170,886	0.43%
Money Market Accounts	1,656,059	0.59%	1,682,091	0.60%	1,728,823	0.82%	1,726,437	0.87%	1,710,084	0.97%
CDs	1,889,073	1.76%	2,124,910	1.85%	2,279,366	1.92%	2,322,483	1.97%	2,522,020	2.03%

Total Interest Bearing Deposits	5,136,953	0.90%	5,507,716	0.97%	5,657,347	1.11%	5,651,458	1.17%	5,824,493	1.27%

Non-Interest Bearing Deposits	813,704		818,330		831,484		831,119		767,398
Total Deposits	5,950,657	0.78%	6,326,046	0.84%	6,488,831	0.96%	6,482,577	1.02%	6,591,891	1.12%

Short-Term Borrowings	717,950	1.35%	764,314	1.33%	734,904	1.49%	752,907	1.50%	749,114	1.56%
Long-Term Borrowings	793,989	4.90%	845,423	4.75%	844,336	4.76%	879,339	4.74%	885,293	4.77%
Total Interest Bearing Liabilities
(including non-interest bearing deposits)	7,462,596	1.27%	7,935,783	1.31%	8,068,071	1.41%	8,114,823	1.47%	8,226,298	1.56%
Total Interest Bearing Liabilities	$6,648,892	1.43%	$7,117,453	1.46%	$7,236,587	1.57%	$7,283,704	1.63%	$7,458,900	1.72%

Net Yield on Earning Assets: (Margin)		3.58%		3.43%		3.42%		3.50%		3.44%

Wealth Assets:
Assets under administration	$4,057,142		$3,973,910		$10,616,931		$9,942,778		$9,229,435
Assets under management	2,136,596		2,092,149		2,394,916		2,252,299		2,285,178
(included above)
Christiana Bank and Trust
Trust Revenues	$-		$862	(c)	$1,539		$1,607		$1,555

(c) Through December 3, 2010

Financial Update for National Penn Bancshares (NPBC) for 3/31/2011

Unaudited, numbers in thousands except share and per share data
	Quarterly, as of
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
STATES OF OPERATION AND BANKING OFFICES
BY STATE (LATEST AVAILABLE DATA)

PA
Total Number of Banking Offices	122	124	124	124	124
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	132	133	132	133	133

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	-	-	-	-
Total Number of ATMs	1	1	1	1	1

DE
Total Number of Banking Offices	-	-	2	2	2
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	-	1	1	1
Total Number of ATMs	-	-	2	2	2

TOTAL
Total Number of Banking Offices	123	125	127	127	127
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	2	2	2
Total Number of ATMs	133	134	135	136	136

EOP Employees (Full Time Equivalent)	1,676	1,728	1,771	1,792	1,753